Arena Strategic Income Fund

Class I Shares

(Ticker Symbol: ACSIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated September 15, 2023, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated December 30, 2022, as supplemented.

Effective immediately, the following revisions are made to the Arena Strategic Income Fund (the “Fund”) Prospectus and SAI:

The “Fees and Expenses of the Fund” section beginning on page 1 of the Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.65%
Distribution (Rule 12b-1) fees	None
Other expenses[1]	0.47%
Shareholder service fees	0.10%
All other expenses	0.37%
Total annual fund operating expenses	1.12%
Fees waived and/or expenses reimbursed[2]	(0.17%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2]	0.95%

1	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.
2	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the average daily net assets of the Class I shares of the Fund. This agreement is in effect until February 29, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

The second paragraph under the “Fund Expenses” sections beginning on page 15 of the Prospectus and page 31 of the SAI are deleted in their entirety and replaced with the following:

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the average daily net assets of Class I Shares of the Fund. This agreement is effective until February 29, 2024, and it may be terminated before that date only by the Board of Trustees.

Please file this supplement with your records.